77Q1(a)(1)

1.  Articles of Amendment of American Century Mutual Funds, Inc.,
dated November 5, 2009 (filed electronically as Exhibit (a) (40)
to Post-Effective Amendment No. 125 to the Registrant’s
Registration Statement on February 8, 2010,
File No. 2-14213 and incorporated herein by reference).